UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 20, 2006

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST – SERIES B

(Exact name of Registrant as Specified in its Charter)

Delaware	0-25787	13-3985041
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 20, 2006, the Board of Directors of Preferred Investment Solutions Corp. (“Preferred”), the managing owner of the Registrant, resolved to dissolve Registrant (and each of Series A and Series B) and liquidate its assets in accordance with the terms of Registrant’s Third Amended and Restated Declaration of Trust and Trust Agreement as of August 25, 2006. A copy of the related Notice to Interestholders is filed herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety

The Directors of Preferred also resolved to mandatorily redeem any Limited Interests of the Registrant that are outstanding on August 25, 2006 as of that date.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Letter dated July 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant in the capacity indicated on July 20, 2006.

WORLD MONITOR TRUST – SERIES B (Registrant)

	By:	Preferred Investment Solutions Corp., its Managing Owner

Date: July 20, 2006	By:	/s/ Lawrence S. Block
		Name:	Lawrence S. Block
		Title:	Senior Vice President and General Counsel